United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2025

CYCURION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Boro Place, Fourth Floor McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 341-6680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	CYCUW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Equity Line of Credit

Equity Purchase Agreement

On April 7, 2025 (the “Execution Date”), Cycurion, Inc. (the “Company”), entered into an equity purchase agreement (“Equity Purchase Agreement”) with Yield Point NY LLC (the “Investor”). Under the Equity Purchase Agreement, the Company has the right, but not the obligation, to direct the Investor to purchase up to $60,000,000 (the “Maximum Commitment Amount’) in shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company upon satisfaction of certain terms and conditions contained in the Equity Purchase Agreement, including, without limitation, an effective registration statement filed with the U.S. Securities and Exchange Commission (“SEC”) registering the resale of the shares of Put Stock (defined below) and the shares of Commitment Stock (defined below) and additional shares to be sold to the Investor from time to time under the Equity Purchase Agreement. The term of the Equity Purchase Agreement began on the Execution Date and ends on the earlier of (i) the date on which the Investor shall have purchased shares of Common Stock issued, or that the Company shall be entitled to issue, per any applicable Put Notice in accordance with the terms and conditions of the Equity Purchase Agreement (the “Put Stock”) equal to the Maximum Commitment Amount, (ii) the date that is twelve (12) months from the date the registration statement is declared effective, (iii) written notice of termination by the Company to the Investor (which shall not occur at any time that the Investor holds any of the shares of Put Stock), or (iv) written notice of termination by the Investor to the Company pursuant to (the “Commitment Period”).

During the Commitment Period, the Company may direct the Investor to purchase shares of Put Stock by delivering a notice (a “Put Notice”) to the Investor. The Company shall, in its sole discretion, select the number of shares of Put Stock requested by the Company in each Put Notice. However, such amount may not exceed the Maximum Put Amount (as defined in the Equity Purchase Agreement). The purchase price to be paid by the Investor for the shares of Put Stock will be ninety percent (90%) of the lowest trade of the Common Stock on the Principal Market during the Valuation Period (as defined in the Equity Purchase Agreement).

In consideration for the Investor’s execution and delivery of, and performance under the Equity Purchase Agreement, on the Execution Date, the Company in its discretion shall either (i) pay to the Investor in cash $1,800,000 (“Commitment Cash”) or (ii) issue a pre-funded warrant (the “Pre-Funded Warrant”) to the Investor in a form acceptable to the Investor in its sole discretion and having an exercise price per share of $0.0001, for the Investor’s purchase of shares of Common Stock (the “Commitment Stock”) having a value of $1,800,000 based on closing price of the Common Stock on April 6, 2025. All of the shares of Commitment Stock were fully earned as of the Execution Date, and the issuance of the shares of Commitment Stock is not contingent upon any other event or condition, including, without limitation, the effectiveness of the Initial Registration Statement (defined below) or the Company’s submission of a Put Notice to the Investor and irrespective of any termination of the Equity Purchase Agreement.

Under the Equity Purchase Agreement, the Company is obligated to file with the SEC, on or before May 7, 2025, a registration statement on Form S-1 (the “Initial Registration Statement”) covering only the resale of the shares of Put Stock and Commitment Stock and is to use its best efforts to have the Initial Registration declared no later than July 7, 2025.

The Equity Purchase Agreement contains customary representations, warranties, agreements, and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, the Investor represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act).

Pre-Funded Warrant

The Pre-Funded Warrant certifies that, for value received, the Investor is entitled to be issued up to 4,500,000 shares of Common Stock and has an initial exercise price of $0.0001 per share. The pre-funded warrants may not be exercised if the aggregate number of shares of the Common Stock beneficially owned by the holder would exceed 4.99% immediately after exercise thereof, which ownership cap may be increased by the holder up to 9.99% upon 61 days’ prior notice.

Registration Rights Agreement

On April 7, 2025 (the “RRA Execution Date”), in connection with the Equity Purchase Agreement, the Company entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”), pursuant to which the Company shall, by May 7, 2025, file with the SEC the Initial Registration Statement covering the maximum number of (i) shares of Commitment Stock, (ii) shares of Put Stock, which have been, or which may, from time to time be issued, including without limitation all of the shares of Common Stock which have been issued or will be issued to the Investor under the Equity Purchase Agreement (without regard to any limitation or restriction on purchases), and (iii) any and all shares of capital stock issued or issuable with respect to the Put Stock, Commitment Stock, and the Equity Purchase Agreement as a result of any stock split, combination, stock dividend, recapitalization, exchange, or similar event, or otherwise, without regard to any limitation on purchases under the Equity Purchase Agreement (the “Registrable Securities”), as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations, and interpretations so as to permit the resale of the Registrable Securities by the Investor, including, but not limited to, under Rule 415 at then-prevailing market prices (and not fixed prices). The Initial Registration Statement shall register only Registrable Securities. The Company shall use its commercial best efforts to have the Initial Registration Statement and any amendment thereto declared effective by the SEC at the earliest possible date, but in no event later than July 7, 2025.

The foregoing summary of the terms and conditions of each of the Equity Purchase Agreement, Pre-Funded Warrant, and Registration Rights Agreement is subject to, and qualified in its entirety by reference to the full text of such agreement, copies of which are filed as Exhibits 10.23, 10.24, and 10.25, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.1 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.23	Equity Purchase Agreement, dated April 7, 2025
10.24	Pre-Funded Warrant
10.25	Registration Rights Agreement, dated April 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date: April 11, 2025	By:	/s/ L. Kevin Kelly
	Name:	L. Kevin Kelly
	Title:	Chief Executive Officer